Exhibit 99.2

STONE ISLAND

Q2 2019

SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

ACADIA—REALTY TRUST—Q2 2018 SUPPLEMENTAL REPORTING INFORMATIO

Table of Contents		Supplemental Report – June 30, 2019

Section I - Second Quarter 2019 Earnings Press Release
Section II - Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	25
Market Capitalization	4	Core Top Tenants	29
Operating Statements		Core Lease Expirations	30
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	31
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	32
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11
EBITDA	12
Same Property Net Operating Income	13
Fee Income	14	Section IV - Fund Information
Structured Financing	15
Other Information		Fund Overview	33
Transactional Activity	16	Fund Properties	34
2019 Guidance	17	Fund Lease Expirations	37
Net Asset Valuation Information	18	Development and Redevelopment Activity	38
Selected Financial Ratios	19
Debt Analysis
Summary	21
Detail	22
Maturities	24	Important Notes	40

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – June 30, 2019		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@key.com

	Green Street Advisors	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Daniel Busch - (949) 640-8780	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	dbusch@greenstreetadvisors.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

3

Market Capitalization
Supplemental Report – June 30, 2019	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	84,453				Balance at 12/31/2018	81,557	5,030	86,587
Common Operating Partnership ("OP") Units	5,113				Other	5	276	281
Combined Common Shares and OP Units	89,566				Share issuances	971	—	971
					OP Conversions	175	(175)	—
Share Price at June 30, 2019	$27.37				Balance at 3/31/2019	82,708	5,131	87,839	82,037	82,037	87,969	87,969
					Other	16	15	31
Equity Capitalization - Common Shares and OP Units	$2,451,421				Share issuances	1,696	—	1,696
Preferred OP Units	13,667	[2]			OP Conversions	33	(33)	—
Total Equity Capitalization	2,465,088		71%	72%	Balance at 6/30/2019	84,453	5,113	89,566	83,704	82,873	89,530	88,744

Debt Capitalization
Consolidated debt	1,695,703
Adjustment to reflect pro-rata share of debt	(706,838)
Total Debt Capitalization	988,865		29%	28%

Total Market Capitalization	$3,453,953	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $7,881 and pro-rata share of Funds cash of $8,102 for total cash netted against debt of $15,983.

2.	Represents 188 Series A and 136,593 Series C Preferred OP Units convertible into 25,067 and 474,278 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

4

Consolidated Income Statement
Supplemental Report – June 30, 2019	(in thousands)

	June 30, 2019 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$69,942	$143,945
Expense reimbursements [2]	—	—
Other	1,120	1,917
Total revenues	71,062	145,862
Operating expenses
Depreciation and amortization	30,304	60,637
General and administrative	9,034	17,357
Real estate taxes	9,852	19,455
Property operating	13,386	25,733
Impairment charge	1,400	1,400
Total operating expenses	63,976	124,582

Gain on disposition of properties	—	2,014
Operating income	7,086	23,294
Equity in earnings of unconsolidated affiliates	3,559	5,830
Interest and other income	4,142	6,412
Interest expense	(19,759)	(37,618)
Loss from continuing operations before income taxes	(4,972)	(2,082)
Income tax provision	(265)	(219)
Net loss	(5,237)	(2,301)
Net loss attributable to noncontrolling interests	14,317	23,578
Net income attributable to Acadia	$9,080	$21,277

5

Income Statement - Detail
Supplemental Report – June 30, 2019	(in thousands)

	June 30, 2019 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$53,143	$104,508
Percentage rents	96	292
Expense reimbursements - CAM [2]	5,336	10,914
Expense reimbursements - Taxes [2]	7,895	15,654
Other property income	733	1,235
Total Property Revenues	67,203	132,603

PROPERTY EXPENSES
Property operating - CAM	9,836	18,890
Other property operating (Non-CAM)	3,021	6,213
Real estate taxes	9,852	19,455
Total Property Expenses	22,709	44,558

NET OPERATING INCOME - PROPERTIES	44,494	88,045

OTHER INCOME (EXPENSE)
Interest income	2,229	4,499
Straight-line rent income	1,067	2,221
Above/below-market rent	2,112	10,077
Interest expense [3]	(16,779)	(32,078)
Amortization of finance costs	(2,160)	(3,903)
Above/below-market interest expense	26	52
Asset and property management expense	(150)	(268)
Other income/expense	314	415
Financing lease interest	(846)	(1,689)
Impairment of asset	(1,400)	(1,400)
CORE PORTFOLIO AND FUND INCOME	28,907	65,971

FEE INCOME
Asset and property management fees	263	445
Net promote and other transactional income	1,586	1,586
Transactional fees [4]	51	66
Income tax provision	(265)	(219)
Total Fee Income	1,635	1,878

General and Administrative	(9,034)	(17,357)

Depreciation and amortization	(30,190)	(60,406)
Non-real estate depreciation and amortization	(114)	(231)
Gain on disposition of properties	-	2,014
Income before equity in earnings and noncontrolling interests	(8,796)	(8,131)

Equity in earnings of unconsolidated affiliates	3,559	5,830
Noncontrolling interests	14,317	23,578

NET INCOME ATTRIBUTABLE TO ACADIA	$9,080	$21,277

6

Income Statement – Pro Rata Adjustments
Supplemental Report – June 30, 2019	(in thousands)

	Quarter Ended June 30, 2019		Year to Date June 30, 2019
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
PROPERTY REVENUES
Minimum rents	$(19,497)	$9,749	$(37,954)	$18,430
Percentage rents	(67)	83	(198)	105
Expense reimbursements - CAM [2]	(1,993)	1,017	(4,164)	1,744
Expense reimbursements - Taxes [2]	(2,210)	1,843	(4,004)	3,587
Other property income	(296)	61	(490)	199
Total Property Revenues	(24,063)	12,753	(46,810)	24,065

PROPERTY EXPENSES
Property operating - CAM	(5,079)	823	(9,281)	1,544
Other property operating (Non-CAM)	(1,452)	161	(2,870)	254
Real estate taxes	(3,185)	2,076	(5,911)	3,977
Total Property Expenses	(9,716)	3,060	(18,062)	5,775
NET OPERATING INCOME - PROPERTIES	(14,347)	9,693	(28,748)	18,290

OTHER INCOME (EXPENSE)
Interest income	(878)	119	(1,749)	119
Straight-line rent income	(629)	743	(1,519)	977
Above/below-market rent	(524)	683	(1,156)	873
Interest expense [3]	10,160	(2,509)	19,268	(5,018)
Amortization of finance costs	1,593	(219)	2,841	(420)
Above/below-market interest expense	—	21	—	42
Asset and property management expense	254	(294)	364	(472)
Other income/expense	(133)	(8)	(192)	(17)
Financing lease interest	66	—	131	—
Impairment of asset	1,079	—	1,079	—
CORE PORTFOLIO AND FUND INCOME	(3,359)	8,229	(9,681)	14,374

FEE INCOME
Asset and property management fees	4,012	116	8,101	207
Promote income from funds, net	—	—	—	—
Net promote and other transactional income	(1,197)	—	(1,197)	—
Transactional fees [4]	1,524	96	2,848	131
Income tax provision	324	(5)	376	(11)
Total Fee Income	4,663	207	10,128	327

General and Administrative	357	(102)	722	(136)
Depreciation and amortization	13,243	(4,775)	25,423	(8,735)
Non-real estate depreciation and amortization	—	—	—	—
Gain on disposition of properties	—	—	(1,631)	—
Income before equity in earnings and noncontrolling interests	14,904	3,559	24,961	5,830

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [7]	(587)	—	(1,383)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$14,317	$3,559	$23,578	$5,830

7

Balance Sheet
Supplemental Report – June 30, 2019	(in thousands)

ASSETS	Consolidated Balance Sheet As Reported	Line Item Details:
Real estate
Land	$732,422	The components of Real estate under development, at cost are as follows:
Buildings and improvements	2,809,108	Core	$70,483
Construction in progress	36,721	Fund II	8,716
Right-of-use assets - finance leases [8]	93,796	Fund III	35,001
Right-of-use assets - operating leases [8]	56,279	Fund IV	96,999
	3,728,326	Total	$211,199
Less: accumulated depreciation	(458,762)
Operating real estate, net	3,269,564	Summary of other assets, net:
Real estate under development	211,199	Deferred charges, net	$29,804
Net investments in real estate	3,480,763	Prepaid expenses	16,529
Notes receivable, net	94,662	Accrued interest receivable	9,308
Investments in and advances to unconsolidated affiliates	320,477	Derivative financial instruments	1,057
Lease intangibles, net	117,074	Other receivables	12,046
Other assets, net	83,050	Deposits	4,091
Assets of properties held for sale	6,291	Due from seller	4,000
Cash and cash equivalents	33,749	Income taxes receivable	1,777
Straight-line rents receivable, net	44,200	Corporate assets	1,776
Rents receivable	17,238	Due from related parties	612
Restricted cash	12,418	Deferred tax assets	2,050
Total Assets	$4,209,922	Total	$83,050

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$1,025,869	Summary of accounts payable and other liabilities:
Unsecured notes payable, net	620,207	Lease liability - finance leases, net [8]	$87,784
Unsecured line of credit	39,000	Lease liability - operating leases, net [8]	57,397
Accounts payable and other liabilities	294,902	Accounts payable and accrued expenses	72,892
Lease intangibles, net	89,388	Deferred income	27,582
Dividends and distributions payable	25,418	Tenant security deposits, escrow and other	11,759
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,032	Derivative financial instruments	37,354
Total Liabilities	2,109,816	Other	134
Shareholders' equity		Total	$294,902
Common shares	84
Additional paid-in capital	1,625,906
Accumulated other comprehensive loss	(29,570)
Distributions in excess of accumulated earnings	(115,224)
Total Acadia shareholders’ equity	1,481,196
Noncontrolling interests	618,910
Total Shareholders' Equity	2,100,106
Total Liabilities and Shareholders' Equity	$4,209,922

8

Balance Sheet – Pro-rata Adjustments[9]
Supplemental Report – June 30, 2019	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(197,197)	$90,211
Buildings and improvements	(987,156)	363,797
Construction in progress	(24,979)	181
Right-of-use assets - finance leases [8]	(4,129)	15,674
Right-of-use assets - operating leases [8]	(37,563)	66
	(1,251,024)	469,929
Less: accumulated depreciation	76,738	(69,455)
Operating real estate, net	(1,174,286)	400,474
Real estate under development	(112,614)	(6)
Net investments in real estate	(1,286,900)	400,468
Notes receivable, net	(28,246)	—
Investments in and advances to unconsolidated affiliates	(73,065)	(246,982)
Lease intangibles, net	(45,579)	11,482
Other assets, net	9,500	3,025
Assets of properties held for sale	(4,848)	—
Cash and cash equivalents	(23,270)	5,504
Straight-line rents receivable, net	(14,258)	5,833
Rents receivable	(4,083)	4,832
Restricted cash	(8,894)	753
Total Assets	$(1,479,643)	$184,915

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(657,555)	$167,719
Unsecured notes payable, net	(210,611)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(98,801)	22,292
Lease intangibles, net	(26,125)	9,936
Lease liability - finance leases	—	—
Lease liability - operating leases	—	—
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,032)
Total Liabilities	(993,092)	184,915
Shareholders' equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(486,551)	—
Total Shareholders' Equity	(486,551)	—
Total Liabilities and Shareholders' Equity	$(1,479,643)	$184,915

9

Balance Sheet – Pro-rata Adjustments[9]
Supplemental Report – June 30, 2019	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.

Effective January 1, 2019, expense reimbursements are combined with Rental income in accordance with Accounting Standards Codification 842, Leases. For more information about the implementation of ASC 842, please refer to the Company’s current Quarterly Report on Form 10-Q.

3.	Net of capitalized interest of $2.8 million for the quarter ended June 30, 2019.

4.	Consists of development, construction, leasing and legal fees.

5.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

6.

Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

7.	Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $1.4 million for the quarter ended June 30, 2019.
8.

Effective January 1, 2019, the Company established right-of-use assets and corresponding lease liabilities associated with its leases payable in accordance with Accounting Standards Codification 842, Leases. For more information about the implementation of ASC 842, please refer to the Company’s current Quarterly Report on Form 10-Q.

9.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”)[1]
Supplemental Report – June 30, 2019	(in thousands)

	Quarter Ended		Year to Date	Quarter Ended
	March 31, 2019	June 30, 2019	June 30, 2019	June 30, 2018
Funds from operations ("FFO"):
Net Income	$12,197	$9,080	$21,277	$7,665
Add back:
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	21,999	21,722	43,721	21,586
Gain on disposition of depreciable properties (net of noncontrolling interest share)	(384)	—	(384)	—
Impairment charge	—	321	321	—
Income attributable to noncontrolling interests' share in Operating Partnership	930	722	1,652	633
FFO to Common Shareholders and Common OP Unit holders	$34,742	$31,845	$66,587	$29,884

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$34,742	$31,845	$66,587	$29,884
Straight-line rent, net	(498)	(1,181)	(1,679)	(1,381)
Above/(below)-market rent	(7,523)	(2,271)	(9,794)	(2,169)
Amortization of finance costs	696	786	1,482	594
Above/below-market interest	(47)	(47)	(94)	(47)
Non-real estate depreciation	117	114	231	107
Leasing commissions	(537)	(584)	(1,121)	(632)
Tenant improvements	(1,810)	(1,834)	(3,644)	(2,211)
Capital expenditures	(527)	(231)	(758)	(152)
AFFO to Common Shareholders and Common OP Unit holders	$24,613	$26,597	$51,210	$23,993

Total weighted average diluted shares and OP Units	87,969	89,530	88,744	87,485

Diluted FFO per Common share and OP Unit:
FFO	$0.39	$0.36	$0.75	$0.34

__________

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

11

EBITDA
Supplemental Report – June 30, 2019	(in thousands)

	Quarter Ended June 30, 2019			Year to Date June 30, 2019
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA

Net Income Attributable to Acadia	$11,579	$(2,499)	$9,080	$25,059	$(3,782)	$21,277

Adjustments:
Depreciation and amortization	17,981	3,855	21,836	36,526	7,423	43,949
Interest expense	6,479	2,649	9,128	12,806	5,022	17,828
Amortization of finance costs	320	466	786	650	832	1,482
Above/below-market interest	(47)	—	(47)	(94)	—	(94)
Gain on disposition of properties	—	—	—	—	(384)	(384)
Provision (benefit) for income taxes	(175)	121	(54)	(282)	136	(146)
Impairment charge	—	321	321	—	321	321
Noncontrolling interest - OP	587	—	587	1,382	—	1,382
EBITDA	$36,724	$4,913	$41,637	$76,047	$9,568	$85,615

12

Core Portfolio – Same Property Performance [1]
Supplemental Report – June 30, 2019	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	June 30, 2019	June 30, 2018	Favorable/ (Unfavorable)	June 30, 2019	June 30, 2018	Favorable/ (Unfavorable)

Summary
Minimum rents	$32,773	$31,460	4.2%	$64,861	$62,583	3.6%
Expense reimbursements	9,394	8,726	7.7%	19,094	16,967	12.5%
Other property income	274	217	26.3%	572	556	2.9%

Total Revenue	42,441	40,403	5.0%	84,527	80,106	5.5%

Expenses
Property operating - CAM & Real estate taxes	10,398	10,101	(2.9)%	21,120	19,966	(5.8)%
Other property operating (Non-CAM)	986	674	(46.3)%	1,663	1,163	(43.0)%

Total Expenses	11,384	10,775	(5.7)%	22,783	21,129	(7.8)%

Same Property NOI - Core properties	$31,057	$29,628	4.8%	$61,744	$58,977	4.7%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	4,713	3,824		7,691	7,559
Core NOI	$35,770	$33,452		$69,435	$66,536

Other same property information
Physical Occupancy	94.5%	95.1%
Leased Occupancy	95.6%	95.6%

__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
13

Fee Income by Fund
Supplemental Report – June 30, 2019	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date June 30, 2019
Asset and property management fees	$1,092	$1,322	$2,529	$3,696	$114	$8,753
Transactional fees	281	518	1,085	1,094	67	3,045
Total fees	$1,373	$1,840	$3,614	$4,790	$181	$11,798

Quarter Ended June 30, 2019
Asset and property management fees	$542	$684	$1,250	$1,859	$56	$4,391
Transactional fees	173	210	627	604	57	1,671
Total fees	$715	$894	$1,877	$2,463	$113	$6,062

Quarter Ended March 31, 2019
Asset and property management fees	$550	$638	$1,279	$1,837	$58	$4,362
Transactional fees	108	308	458	490	10	1,374
Total fees	$658	$946	$1,737	$2,327	$68	$5,736

14

Structured Financing Portfolio
Supplemental Report – June 30, 2019	(in thousands)

	March 31, 2019			Quarter Ended June 30, 2019					Stated	Effective
	Principal	Accrued	Ending		Repayments /	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Advances	Conversions	Principal [1]	Interest	Balance	Rate	Rate	Dates
First mortgage notes	$56,475	$4,168	$60,643	$—	$—	$56,475	$4,423	$60,898	7.44%	7.44%	Oct-19 to Apr-20

Total Core notes receivable	$56,475	$4,168	$60,643	$—	$—	$56,475	$4,423	$60,898	7.44%	7.44%

__________

1. Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$56,475
Pro-rata share of Fund loans						9,941

Total Pro-rata Notes Receivable						$66,416

15

Fund

Transactional Activity
Supplemental Report – June 30, 2019	(in thousands)

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Key Tenants	Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

ACQUISITIONS [1]
Core:
1238-1242 Wisconsin Avenue [2]	Washington, DC	—	May 2, 2019	$—	100.00%	$—	—
41, 51 and 53 Greene Street - Soho Portfolio	New York, NY	Frame Denim, A.L.C., Stone Island	March 15, 2019 March 27, 2019 May 29, 2019	49,569	100.00%	—	49,569
3104 M Street	Washington, DC	—	January 24, 2019	10,681	20.00%	—	2,136
				60,250		—	51,705
Fund IV:
110 University Place [3]	New York, NY	—	May 1, 2019	10,536	100.00%	10,536	2,436

Fund V:
Lincoln Commons [4]	Lincoln, RI	Stop and Shop, Marshall's	June 21, 2019	55,892	100.00%	55,892	11,234
Palm Coast Landing	Palm Coast, FL	TJ Maxx, Michaels, Petsmart	May 6, 2019	36,644	100.00%	36,644	7,365
Tri-City Plaza	Vernon, CT	TJ Maxx, HomeGoods	April 30, 2019	36,706	90.00%	33,035	6,640
Family Center at Riverdale	Riverdale, UT	Target	March 19, 2019	48,549	90.00%	43,694	8,782
				177,791		169,265	34,021
				$248,577		$179,801	$88,162

DISPOSITIONS
Fund III:
3104 M Street	Washington, DC		January 24, 2019	$10,500	80.00%	$8,400	$2,061

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type		Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

Fund IV:
900 W. Randolph Note	Redemption		June 20, 2019	$15,250	100.00%	$15,250	$3,526

________

1.	Acquisition amounts include capitalized acquisition costs, where applicable.
2.	Property under ground lease which has been accounted for as a finance lease in the amount of $11.2 million. See “Development and Redevelopment Activity” page in this Supplemental Report.
3.

Property under ground lease which has been accounted for as an operating lease. Amount represents the price paid for the leasehold interest. See “Development and Redevelopment Activity” page in this Supplemental Report.

4.	Acquisition amount includes $1.6 million placed into escrow to cover potential contingent costs for selected tenants.

16

2019 Guidance
Supplemental Report – June 30, 2019	(in thousands)

2019 Guidance
	Revised	Prior

Net income per share attributable to Common Shareholders	$0.39 to $0.46	$0.35 to $0.46
Impact of transactional activity and tenant recapture	(0.09) to (0.12)	(0.08) to (0.13)
Depreciation of real estate and amortization of leasing costs
(net of noncontrolling interests' share)	0.96	0.96
Gain on disposition of properties (net of noncontrolling interests' share)	—	—
Noncontrolling interest in Operating Partnership	0.02	0.02
Funds from operations, prior to additional transactional activity, per share	1.28 to 1.32	1.25 to 1.31

Fund acquisitions and related fees	0.01 to 0.02	0.01 to 0.03
Net Promote and other transactional income	0.02 to 0.03	0.01 to 0.05
Accelerated tenant recapture - GAAP adjustments	0.07	0.07
Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.38 to $1.44	$1.34 to $1.46

17

Net Asset Valuation Information
Supplemental Report – June 30, 2019	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1]	$35,770	N/A	$994	$7,302	$8,270
Less:
(Income) loss from properties sold or under contract	—	N/A	—	(164)	—
(Income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(1,889)	N/A	(994)	(760)	—
Net Operating Income of stabilized assets	$33,881	N/A	$—	$6,378	$8,270

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$20,649	N/A	$29,865	$35,608	$—
Development and redevelopment projects [4]	181,590	N/A	7,319	25,909	—
Total Costs to Date	$202,239	N/A	$37,184	$61,517	$—

Debt (Pro Rata)	$719,932	$77,490	$17,906	$97,031	$76,506

Finance Lease (Pro Rata)	$103,806	$1,535	$—	$—	$—

__________

1.	Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.

2.	Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $528.1 million and debt of $288.1 million.

3.

Pre-stabilized assets consist of the following projects for the Core Portfolio: 613-623 West Diversey; Fund III: 640 Broadway, Cortlandt Crossing and Nostrand; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.

4.	See “Development and Redevelopment Activity” page in this Supplemental Report.
18

Selected Financial Ratios
Supplemental Report – June 30, 2019	(in thousands)

	Quarter Ended June 30,				Year to Date June 30,					Quarter Ended
COVERAGE RATIOS [1]	2019		2018		2019		2018		LEVERAGE RATIOS	June 30, 2019		March 31, 2019
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$36,724		$34,730		$76,047		$69,521		Debt + Preferred Equity (Preferred O.P. Units)	$1,002,532		$996,593
Interest expense	6,479		6,763		12,806		13,084		Total Market Capitalization	3,453,953		3,391,963
Principal Amortization	1,028		892		2,017		1,993		Debt + Preferred Equity/
Preferred Dividends [3]	587		135		1,382		270		Total Market Capitalization	29%		29%
Fixed-Charge Coverage Ratio - Core Portfolio	4.5	x	4.5	x	4.7	x	4.5	x

EBITDA divided by:	$41,637		$39,254		$85,615		$77,695		Debt [6]	$986,549		$981,952
Interest expense	9,128		8,842		17,828		17,194		Total Market Capitalization	3,453,953		3,391,963
Principal Amortization	1,254		1,136		2,487		2,481		Net Debt + Preferred Equity/
Preferred Dividends	587		135		1,382		270		Total Market Capitalization	29%		29%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.8	x	3.9	x	3.9	x	3.9	x

Payout Ratios									Debt/EBITDA Ratios

Dividends declared (per share/OP Unit)	$0.28		$0.27		$0.56		$0.54		Debt	$719,932		$739,960
									EBITDA	151,146		140,046
Dividends (Shares) & Distributions (OP Units) declared	$25,449		$23,464		$50,365		$47,723		Debt/EBITDA - Core Portfolio	4.8	x	5.3	x
FFO	31,845		29,884		66,587		59,000
FFO Payout Ratio	80%		79%		76%		81%		Debt [5]	$712,051		$732,037
									EBITDA	151,146		140,046
									Net Debt/EBITDA - Core Portfolio	4.7	x	5.2	x
Dividends (Shares) & Distributions (OP Units) declared	$25,449		$23,464		$50,365		$47,723
AFFO	26,597		23,993		51,210		47,799		Debt [4]	$988,865		$982,976
AFFO Payout Ratio	96%		98%		98%		100%		EBITDA	170,798		158,678
									Debt/EBITDA - Core Portfolio and Funds	5.8	x	6.2	x

									Debt [6]	$972,882		$968,335
									EBITDA	170,798		158,678
									Net Debt/EBITDA - Core Portfolio and Funds	5.7	x	6.1	x

19

Selected Financial Ratios
Supplemental Report – June 30, 2019	(in thousands)

__________

1.

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
3.	Represents preferred distributions on Preferred Operating partnership Units.
4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.
5.	Reflects debt net of the current Core Portfolio cash balance at end of period.
6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

Reconciliation of EBITDA to Adjusted EBITDA

Core EBITDA as reported	$36,724
Less tenant recapture for quarter	(500)
Adjusted Core EBITDA	36,224

Annualized Core EBITDA	144,896
Add: Annualized tenant recapture	6,250
Adjusted Annualized Core EBITDA	151,146

Funds EBITDA as reported	4,913
Less promote and other transactional income for quarter	—
Adjusted Fund EBITDA	4,913

Annualized Fund EBITDA	19,652
Add: Annualized net Promote	—
Adjusted annualized Fund EBITDA	19,652
Adjusted Annualized EBITDA Core and Funds	$170,798

20

Portfolio Debt - Summary
Supplemental Report – June 30, 2019	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$389,000	3.3%	3.7	$—	—	—	$389,000	40%	3.3%	3.7	$—	$—	$389,000
Variable-Rate Debt [5]	—	—	—	60,414	4.2%	0.2	60,414	6%	4.2%	0.2	210,611	—	271,025
								46%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	298,008	4.1%	6.5	121,966	5.4%	2.2	419,974	42%	4.5%	5.3	380,842	(126,626)	674,190
Variable-Rate Debt [5]	32,924	4.2%	4.1	86,553	3.1%	1.8	119,477	12%	3.4%	2.4	283,997	(41,986)	361,488
								54%

Total	$719,932	3.7%	4.9	$268,933	4.4%	1.6	$988,865	100%	3.9%	4.0	$875,450	$(168,612)	1,695,703

Unamortized premium													702
Net unamortized loan costs													(11,329)
Total													$1,685,076

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.
2.	Represents the Company's pro-rata share of debt based on its percent ownership.
3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.	Based on debt maturity date without regard to swap expirations or available extension options.

21

Portfolio Debt - Detail
Supplemental Report – June 30, 2019	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2019	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	07/01/16	None
163 Highland Avenue		8,720	100.00%	8,720	4.66%	02/01/24	None
Crossroads Shopping Center		65,576	49.00%	32,132	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		16,345	50.00%	8,173	4.72%	12/10/27	None
State & Washington		24,163	100.00%	24,163	4.40%	09/05/28	None
239 Greenwich Avenue		26,803	75.00%	20,102	3.88%	01/10/29	None
North & Kingsbury		12,361	100.00%	12,361	4.01%	11/05/29	None
151 North State Street		13,730	100.00%	13,730	4.03%	12/01/29	None
Concord & Milwaukee		2,689	100.00%	2,689	4.40%	06/01/30	None
California & Armitage		2,536	100.00%	2,536	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		389,000	100.00%	389,000	3.34%	3.7 YRS
Secured interest rate swaps [1]		52,754	80.70%	42,573	3.59%	3.9 YRS

Sub-Total Fixed-Rate Debt		774,427		687,008	3.68%

Secured Variable-Rate Debt
3104 M Street [6]		4,620	20.00%	924	Prime+50	12/10/21	None
28 Jericho Turnpike		13,669	100.00%	13,669	LIBOR+190	01/23/23	None
60 Orange Street		7,134	98.00%	6,991	LIBOR+175	04/03/23	None
Gotham Plaza		19,683	49.00%	9,645	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
330-340 River Street		11,268	100.00%	11,268	LIBOR+170	06/01/26	None
Sullivan Center		1,000	100.00%	1,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(52,754)	80.70%	(42,573)	LIBOR+116	3.9 YRS

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		39,000	100.00%	39,000	LIBOR+135	03/31/22	2 x 6 mos.
Unsecured Term Loan		350,000	100.00%	350,000	LIBOR+125	03/31/23	None
Unsecured interest rate swaps [1]		(389,000)	100.00%	(389,000)	LIBOR+91	3.7 YRS

Sub-Total Variable-Rate Debt		164,620		32,924	LIBOR+175

Total Debt - Core Portfolio		$939,047		$719,932	3.71%

Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	200,000	26.67%	53,340	4.75%	05/29/20	None
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/01/25	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	06/01/26	None
CityPoint [4,5]	Fund II	5,262	26.67%	1,403	1.00%	08/23/42	None
Interest rate swaps [1]	Funds II, IV & V	492,135	21.22%	104,422	3.77%	0.9 YRS
Sub-Total Fixed-Rate Debt		705,586		160,868	4.07%

Variable-Rate Debt
146 Geary Street	Fund IV	27,700	23.12%	6,404	LIBOR+340	07/14/19	2 x 12 mos.
938 W. North Avenue	Fund IV	14,100	23.12%	3,260	LIBOR+265	09/01/19	1 x 12 mos.
717 N. Michigan Avenue	Fund IV	56,700	23.12%	13,109	LIBOR+395	12/09/19	2 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	—	23.12%	—	LIBOR+165	12/31/19	None

22

Portfolio Debt - Detail
Supplemental Report – June 30, 2019	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2019	Percent	Amount	Rate	Maturity	Options
640 Broadway [4]	Fund III	49,470	15.49%	7,663	LIBOR+465	01/09/20	2 x 12 mos.
Wake Forest Crossing	Fund IV	23,524	23.12%	5,439	LIBOR+160	02/14/20	2 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	03/13/20	2 x 12 mos.
650 Bald Hill Road	Fund IV	16,624	20.81%	3,459	LIBOR+265	04/27/20	None
Acadia Strategic Opportunity Fund V LLC	Fund V	143,400	20.10%	28,823	LIBOR+160	05/04/20	None
Eden Square [4]	Fund IV	24,597	22.78%	5,603	LIBOR+215	06/01/20	1 x 12 mos.
17 E. 71st Street	Fund IV	18,955	23.12%	4,382	LIBOR+190	06/09/20	None
Cortlandt Crossing	Fund III	31,904	24.54%	7,829	LIBOR+300	06/19/20	2 x 12 mos.
Nostrand Avenue	Fund III	9,837	24.54%	2,414	LIBOR+265	07/01/20	None
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+165	09/20/20	2 x 12 mos.
Hickory Ridge	Fund V	28,613	20.10%	5,751	LIBOR+225	10/05/20	2 x 12 mos.
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	LIBOR+215	01/24/21	2 x 12 mos.
New Towne Center	Fund V	16,900	20.10%	3,397	LIBOR+220	02/01/21	2 x 12 mos.
Broughton Street Portfolio	Fund IV	29,175	23.12%	6,745	LIBOR+250	05/01/21	None
Fairlane Green	Fund V	40,300	20.10%	8,100	LIBOR+190	06/05/21	2 x 12 mos.
Trussville Promenade	Fund V	29,370	20.10%	5,903	LIBOR+185	06/15/21	2 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	87,625	23.12%	20,259	LIBOR+200	06/30/21	None
Restaurants at Fort Point	Fund IV	6,119	23.12%	1,415	LIBOR+235	08/25/21	None
CityPoint [4]	Fund II	19,202	26.67%	5,121	LIBOR+139	11/01/21	None
Promenade at Manassas [4]	Fund IV	25,840	22.78%	5,886	LIBOR+175	12/05/21	2 x 12 mos.
Airport Mall	Fund IV	5,406	23.12%	1,250	LIBOR+200	04/01/22	None
Colonie Plaza	Fund IV	11,846	23.12%	2,739	LIBOR+225	04/01/22	None
Dauphin Plaza	Fund IV	9,881	23.12%	2,284	LIBOR+200	04/01/22	None
JFK Plaza	Fund IV	4,324	23.12%	1,000	LIBOR+200	04/01/22	None
Shaw's Plaza (Waterville)	Fund IV	7,738	23.12%	1,789	LIBOR+200	04/01/22	None
Wells Plaza	Fund IV	3,243	23.12%	750	LIBOR+200	04/01/22	None
CityPoint Phase 3	Fund II	23,598	26.67%	6,294	LIBOR+300	04/01/22	2 x 12 mos.
Dauphin Plaza	Fund IV	3,000	23.12%	694	LIBOR+200	04/01/22	None
Paramus Plaza [4]	Fund IV	18,900	11.56%	2,185	LIBOR+175	04/26/22	None
Riverdale	Fund V	32,233	17.97%	5,794	LIBOR+170	05/28/22	2 x 12 mos.
Shaw's Plaza (Windham)	Fund IV	5,776	23.12%	1,335	LIBOR+200	12/01/22	None
Elk Grove Commons	Fund V	41,500	20.10%	8,342	LIBOR+150	01/01/23	1 x 12 mos.
Hiram Pavilion	Fund V	28,830	20.10%	5,795	LIBOR+190	03/05/24	None
Interest rate swaps [1]	Funds II, IV & V	(492,135)	21.22%	(104,422)	LIBOR+152	0.9 YRS
Sub-Total Variable-Rate Debt		490,088		108,065	LIBOR+241
Total Debt - Funds		$1,195,674		$268,933	4.38%
Total Debt - Core Portfolio and Funds		$2,134,721		$988,865	3.89%
_________

1.

The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements. Fund interest rate swaps include $116.5 million of Core swaps which are not designated to specific debt instruments.

2.	This loan is in default as of June 30, 2019 and is accruing interest for accounting purposes at the default rate of 11%.
3.	This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000. The interest rate will vary based on levels of leverage.
4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.	This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for one dollar at the end of the term.
6.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

23

Future Debt Maturities [1]
Supplemental Report – June 30, 2019	(in thousands)

Core Portfolio	Total Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2019 (Remainder)	$2,632	$26,250	$28,882	$2,029	$5,833	$7,862	6.00%	6.00%	n/a
2020	5,433	—	5,433	4,188	—	4,188	n/a	n/a	n/a
2021	5,673	4,620	10,293	4,372	924	5,296	6.00%	n/a	6.00%
2022	5,893	39,000	44,893	4,539	39,000	43,539	3.78%	n/a	3.78%
2023	5,017	545,295	550,312	3,817	408,228	412,045	3.75%	n/a	3.75%
Thereafter	18,559	280,675	299,234	16,209	230,793	247,002	4.17%	4.17%	4.11%
Total	$43,207	$895,840	$939,047	$35,154	$684,778	$719,932

Funds	Total Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2019 (Remainder)	$1,363	$136,075	$137,438	$323	$31,460	$31,783	5.51%	5.51%	n/a
2020	2,400	609,004	611,404	559	141,136	141,695	4.66%	4.75%	4.60%
2021	1,699	238,641	240,340	399	52,450	52,849	4.35%	n/a	4.35%
2022	1,509	122,294	123,803	317	25,268	25,585	4.61%	n/a	4.61%
2023	677	40,947	41,624	136	8,230	8,366	3.93%	n/a	3.93%
Thereafter	27,614	13,451	41,065	5,548	3,107	8,655	2.44%	2.44%	n/a
Total	$35,262	$1,160,412	$1,195,674	$7,282	$261,651	$268,933

__________

1.	Does not include any applicable extension options or subsequent refinancings.

24

Core Portfolio Retail Properties - Detail
Supplemental Report – June 30, 2019	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$4,845,848	$267.12
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	7,804,275	89.57
Rush and Walton Streets Collection (5 properties)	Lululemon, BHLDN, Marc Jacobs	2011/12	100.0%	32,501	—	—	32,501	85.3%	—%	—%	85.3%	85.3%	6,063,609	218.72
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—%	—%	100.0%	100.0%	2,037,056	44.04
Clark Street and W. Diversey Collection (3 properties)	Ann Taylor, Starbucks	2011/12	100.0%	23,531	—	—	23,531	50.1%	—%	—%	50.1%	50.1%	695,348	58.92
Halsted and Armitage Collection (9 properties)	Serena and Lily, Bonobos, Warby Parker, Allbirds	2011/12	100.0%	45,000	—	—	45,000	100.0%	—%	—%	100.0%	100.0%	1,957,774	43.51
North Lincoln Park Chicago Collection (6 properties)	Forever 21, Champion, Carhartt	2011/14	100.0%	22,125	—	27,794	49,919	100.0%	—%	52.4%	73.5%	73.5%	1,592,012	43.38
State and Washington	Nordstrom Rack	2016	100.0%	78,771	—	—	78,771	64.8%	—%	—%	64.8%	100.0%	2,409,875	47.23
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700	100.0%	—%	—%	100.0%	100.0%	1,649,906	39.57
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	100.0%	—%	—%	100.0%	100.0%	424,228	32.37
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	617,415	47.89
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	47.7%	581,139	32.06
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	98.6%	—%	—%	98.6%	98.6%	6,825,881	39.28
				611,834	—	84,064	695,898	92.4%	—%	54.2%	87.8%	92.1%	38,934,366	63.75
New York Metro
Soho Collection (7 properties)	Paper Source, Faherty, 3x1 Jeans, Frame, ALC	2011 2014 2019	100.0%	21,792	—	—	21,792	89.9%	—%	—%	89.9%	89.9%	5,906,715	301.44
5-7 East 17th Street	Union Park Events	2008	100.0%	11,467	—	—	11,467	100.0%	—%	—%	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777	77.8%	—%	—%	77.8%	77.8%	1,915,600	425.99
61 Main Street	—	2014	100.0%	3,400	—	—	3,400	—%	—%	—%	—%	—%	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—%	—%	100.0%	100.0%	968,387	85.32
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	66.6%	66.6%	66.6%	306,914	31.57

25

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2019

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,641,124	99.14
252-256 Greenwich Avenue	Madewell, Jack Wills, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,350,370	169.09
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—%	100.0%	100.0%	100.0%	100.0%	963,001	23.88
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	767,674	377.98
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	79.8%	1,958,398	177.41
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,163,976	39.98
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	94.5%	—%	—%	94.5%	94.5%	2,687,790	378.62
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,330,241	33.41
Gotham Plaza	Bank of America, Footlocker	2016	49.0%	—	—	25,927	25,927	—%	—%	58.6%	58.6%	58.6%	1,044,500	68.75
				108,307	86,950	135,650	330,907	90.7%	100.0%	88.5%	92.2%	92.2%	26,408,864	86.53
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,217,577	41.78
				—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,217,577	41.78
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steak- house, TD Bank	2012	100.0%	20,669	—	—	20,669	100.0%	—%	—%	100.0%	100.0%	1,343,224	64.99
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	100.0%	100.0%	100.0%	1,841,245	31.93
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, Sephora, The Reformation	2011 2016 2019	25.2%	244,853	—	—	244,853	91.6%	—%	—%	91.6%	91.6%	16,275,522	72.57
				265,522	25,134	32,533	323,189	92.3%	100.0%	100.0%	93.6%	93.6%	19,459,991	64.31
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,243,517	22.93
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	269,630	256.79
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,513,147	27.37

Total Street and Urban Retail				986,713	272,746	294,643	1,554,102	92.2%	100.0%	81.6%	91.5%	93.5%	$92,533,945	$65.04

Acadia Share Total Street and Urban Retail				789,236	272,746	281,420	1,343,402	92.3%	100.0%	82.7%	91.9%	94.1%	$76,331,602	$61.86

26

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2019

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	81,300	143,910	—%	100.0%	74.8%	85.7%	85.7%	3,568,485	$28.92
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	67.7%	82.1%	84.1%	1,349,393	15.71
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	730,000	7.18

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	93.6%	93.6%	98.1%	2,661,544	32.63
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	83.2%	93.6%	94.2%	3,129,897	27.12
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	62.7%	84.7%	89.9%	1,789,906	33.40
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	45,754	97,806	—%	100.0%	90.0%	95.3%	95.3%	1,296,931	13.91
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart, Kmart	1998	49.0%	—	202,727	109,177	311,904	—%	100.0%	82.7%	93.9%	93.9%	7,267,791	24.80
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—%	100.0%	100.0%	100.0%	100.0%	2,186,706	8.55
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	70.7%	83.0%	83.0%	2,458,139	32.70

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.6%	98.7%	98.7%	1,788,091	16.62

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,360,858	10.47
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	67.7%	90.9%	90.9%	1,902,029	9.59
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,311,747	32.38

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—%	100.0%	93.7%	98.2%	98.2%	2,142,235	21.45

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—%	100.0%	67.8%	84.6%	84.6%	860,316	10.26

27

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2019

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	100.0%	88.1%	94.3%	94.3%	3,370,793	15.14

Michigan
Bloomfield Town Square	Best Buy, HomeGoods, TJ Maxx	1998	100.0%	—	153,839	81,183	235,022	—%	100.0%	85.4%	94.9%	94.9%	3,630,131	16.27

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	65.1%	—	748,210	51,808	800,018	—%	91.6%	85.7%	91.3%	91.3%	12,642,074	17.32
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,110,286	30.48
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	30.1%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	894,880	5.73
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	100.0%	100.0%	100.0%	988,897	26.27
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	53.1%	93.0%	100.0%	842,398	15.28

Total Suburban Properties				—	3,143,357	1,114,819	4,258,176	—%	98.0%	81.8%	93.8%	94.4%	65,908,843	$17.56

Acadia Share Total Suburban Properties				—	2,813,822	1,034,314	3,848,136	—%	98.8%	81.7%	94.2%	94.9%	$58,538,961	$17.29

TOTAL CORE PROPERTIES				986,713	3,416,103	1,409,462	5,812,278	92.2%	98.2%	81.8%	93.2%	94.1%	158,442,788	$30.60

Acadia Share Total Core Properties				789,236	3,086,568	1,315,734	5,191,538	92.3%	98.9%	81.9%	93.6%	94.6%	$137,400,996	$29.74

__________

1.

Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.	Excludes 94,000 of office GLA.
4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

28

Core Portfolio – Top Tenants [1]
Supplemental Report – June 30, 2019	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	390,416	$7,809,968	7.5%	5.7%
Royal Ahold [2]	4	207,513	3,744,728	4.0%	2.7%
Nordstrom, Inc.	2	88,982	3,515,492	1.7%	2.6%
Albertsons Companies [3]	3	171,182	3,377,140	3.3%	2.5%
Walgreens	4	68,556	3,321,875	1.3%	2.4%
Bed, Bath, and Beyond [4]	3	122,466	3,147,405	2.4%	2.3%
Ascena Retail Group [5]	5	23,233	2,660,311	0.4%	1.9%
TJX Companies [6]	8	229,043	2,631,830	4.4%	1.9%
LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.8%
Lululemon	2	7,533	2,333,647	0.1%	1.7%
Trader Joe's	3	41,432	2,255,989	0.8%	1.6%
Home Depot	3	312,718	1,964,443	6.0%	1.4%
Gap [7]	3	39,717	1,896,519	0.8%	1.4%
Bob's Discount Furniture	2	57,969	1,629,028	1.1%	1.2%
Tapestry [8]	2	4,250	1,543,129	0.1%	1.1%
JP Morgan Chase	7	28,715	1,452,804	0.6%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,424,318	0.6%	1.0%
DSW	2	35,842	1,408,351	0.7%	1.0%
Dick's Sporting Goods, Inc	2	86,415	1,321,634	1.7%	1.0%
Citibank	4	16,160	1,271,260	0.4%	1.0%
TOTAL	67	2,063,639	$51,234,658	39.8%	37.3%

__________

1.	Does not include tenants that operate at only one Acadia Core location
2.	Stop and Shop (4 locations)
3.	Shaw’s (2 locations), Acme (1 location)
4.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
5.	Ann Taylor Loft (2 locations), Catherine’s (1 location), Dress Barn (1 location), Lane Bryant (1 location)
6.	TJ Maxx (5 locations), Marshalls (1 location), HomeGoods (2 locations)
7.	Old Navy (2 locations), Banana Republic (1 location)
8.	Kate Spade (2 locations)
29

Core Portfolio – Lease Expirations
Supplemental Report – June 30, 2019	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,300	0.2%	$27.69	0.1%	—	—	—%	$—	—%
2019	4	6,779	0.9%	220.88	2.5%	1	47,773	1.7%	29.23	3.3%
2020	13	31,380	4.3%	144.84	7.4%	5	273,379	9.8%	16.01	10.2%
2021	24	96,624	13.3%	53.40	8.5%	13	545,056	19.5%	14.60	18.6%
2022	10	49,117	6.7%	90.68	7.3%	5	187,442	6.7%	16.79	7.4%
2023	15	127,884	17.6%	69.26	14.5%	9	403,062	14.4%	18.35	17.3%
2024	12	75,751	10.4%	77.16	9.6%	12	470,161	16.8%	11.91	13.1%
2025	13	46,855	6.4%	151.09	11.6%	6	152,211	5.4%	18.48	6.6%
2026	14	29,319	4.0%	112.31	5.4%	3	72,216	2.6%	13.07	2.2%
2027	7	22,451	3.1%	71.47	2.6%	2	66,650	2.4%	23.33	3.6%
2028	10	145,048	19.9%	61.22	14.6%	7	409,290	14.6%	12.93	12.4%
Thereafter	15	95,851	13.2%	101.86	15.9%	4	170,633	6.1%	13.58	5.3%
Total	138	728,359	100.0%	$83.77	100.0%	67	2,797,873	100.0%	$15.28	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		60,877					33,779
Total Square Feet		789,236					3,086,568

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	6	14,261	1.3%	$23.65	1.0%	7	15,561	0.3%	$23.99	0.3%
2019	8	15,525	1.4%	37.27	1.7%	13	70,077	1.5%	49.55	2.5%
2020	38	116,926	10.8%	24.49	8.5%	56	421,685	9.2%	27.95	8.6%
2021	43	168,145	15.6%	24.52	12.3%	80	809,825	17.6%	21.29	12.5%
2022	40	132,380	12.3%	33.15	13.1%	55	368,939	8.0%	32.50	8.7%
2023	36	135,959	12.6%	30.41	12.3%	60	666,905	14.5%	30.57	14.8%
2024	35	140,320	13.0%	28.89	12.1%	59	686,232	14.9%	22.58	11.3%
2025	18	49,108	4.6%	31.64	4.6%	37	248,174	5.4%	46.12	8.3%
2026	15	66,804	6.2%	31.58	6.3%	32	168,339	3.7%	37.70	4.6%
2027	16	75,921	7.0%	30.18	6.8%	25	165,022	3.6%	33.03	4.0%
2028	23	104,485	9.7%	37.64	11.7%	40	658,823	14.3%	27.48	13.2%
Thereafter	18	58,399	5.5%	55.27	9.6%	37	324,883	7.0%	47.12	11.2%
Total	296	1,078,233	100.0%	$31.16	100.0%	501	4,604,465	100.0%	$29.74	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		237,501					332,157
Total Square Feet		1,315,734					5,191,538

_________

1.	Leases currently under month to month or in process of renewal
30

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – June 30, 2019

	Quarter Ended				Year to Date
	March 31, 2019		June 30, 2019		June 30, 2019
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	2	2	1	1	3	3
GLA	4,299	4,299	773	773	5,072	5,072
New base rent	$58.64	$55.99	$36.21	$38.12	$55.22	$53.27
Previous base rent	$46.22	$51.71	$34.97	$39.45	$44.51	$49.84
Average cost per square foot	$68.49	$68.49	$51.69	$51.69	$65.93	$65.93
Weighted Average Lease Term (years)	8.7	8.7	5.0	5.0	8.2	8.2
Percentage growth in base rent	26.9%	8.3%	3.5%	(3.4)%	24.1%	6.9%

Renewal Leases
Number of renewal leases executed	6	6	7	7	13	13
GLA	118,172	118,172	114,669	114,669	232,841	232,841
New base rent	$4.49	$4.47	$15.69	$15.41	$10.01	$9.86
Expiring base rent	$4.39	$4.43	$14.54	$14.55	$9.39	$9.41
Average cost per square foot	$—	$—	$1.86	$1.86	$0.92	$0.92
Weighted Average Lease Term (years)	4.8	4.8	5.9	5.9	5.3	5.3
Percentage growth in base rent	2.3%	0.9%	7.9%	5.9%	6.6%	4.7%

Total New and Renewal Leases
Number of new and renewal leases executed	8	8	8	8	16	16
GLA commencing	122,471	122,471	115,442	115,442	237,913	237,913
New base rent	$6.39	$6.28	$15.83	$15.56	$10.97	$10.78
Expiring base rent	$5.86	$6.09	$14.68	$14.72	$10.14	$10.28
Average cost per square foot	$2.40	$2.40	$2.19	$2.19	$2.30	$2.30
Weighted Average Lease Term (years)	5.0	5.0	5.9	5.9	5.4	5.4
Percentage growth in base rent	9.1%	3.1%	7.8%	5.7%	8.2%	4.9%

__________

1.

Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.

Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

31

Core Portfolio – Capital Expenditures
Supplemental Report – June 30, 2019

	Quarter Ended		Year to Date
	March 31, 2019	June 30, 2019	June 30, 2019	December 31, 2018
Leasing Commissions	$537	$584	$1,121	$1,877
Tenant Improvements	1,810	1,834	3,644	10,076
Maintenance Capital Expenditures	527	231	758	3,154
Total Capital Expenditures	$2,874	$2,649	$5,523	$15,107

32

Fund Overview
Supplemental Report – June 30, 2019

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$347.1	Million	$426.3	Million	$425.4	Million	$118.3	Million	$1,403.8	Million
Cumulative Net Distributions [3]	$195.4	Million	$146.6	Million	$554.8	Million	$147.4	Million	$2.0	Million	$1,046.2	Million
Net Distributions/Contributions	225.6%		42.2%		130.1%		34.7%		N/A		74.5%
Unfunded Commitment [4]	$0.0	Million	$15.0	Million	$23.7	Million	$104.6	Million	$401.7	Million	$544.9	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$271.0	Million	$271.0	Million
Investment Period Closes [6]	Closed		Closed		Closed		Closed		Aug-2019
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [7]	Fund I, II & III		1.5% of Implied Capital
Asset Management [7]	Fund IV & V		1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

__________

1.

Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.

With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was re-contributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.

Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales. With regard to Fund II, the Unfunded Commitment reflects a prior-period distribution that is subject to recontribution to the Fund until April 2021.

5.	Unfunded Commitments available to deploy into new unidentified investments.
6.	With regard to Fund V’s investment period, Acadia has two one-year extension options, at its discretion, through August 2021.
7.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

33

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2019

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	Century 21, Target, Alamo Drafthouse	2007	94.2%	—	289,464	180,054	469,518	—%	91.5%	21.5%	64.7%	86.9%	$8,608,940	$28.35

Total - Fund II				—	289,464	180,054	469,518	—%	91.5%	21.5%	64.7%	86.9%	$8,608,940	$28.35

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	─	2011	100.0%	2,896	—	—	2,896	100.0%	—%	—%	100%	100.0%	$455,000	$157.11
640 Broadway	Swatch	2012	63.1%	4,637	—	—	4,637	53.2%	—%	—%	53.2%	73.1%	729,281	295.52
Cortlandt Crossing	ShopRite, HomeSense	2012	100.0%	—	67,868	59,033	126,901	—%	100.0%	45.7%	74.8%	77.0%	2,510,469	26.46
Nostrand Avenue	─	2013	100.0%	—	—	39,204	39,204	—%	—%	91.6%	91.6%	93.3%	1,750,024	48.71

Total - Fund III				7,533	67,868	98,237	173,638	71.2%	100.0%	64.1%	78.4%	81.0%	$5,444,774	$39.99

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,625	—	—	2,625	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,049,679	243.08
1035 Third Avenue [2]	─	2015	100.0%	7,617	—	—	7,617	37.2%	—%	—%	37.2%	58.7%	695,964	245.68
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—%	100.0%	86.5%	94.9%	94.9%	1,627,856	11.17

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	64,105	86,555	150,660	—%	39.0%	100.0%	74.1%	74.1%	2,103,780	18.86

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	970,944	61.80

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,788	221,830	—%	100.0%	23.3%	68.6%	87.2%	1,026,747	6.75
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	94.7%	98.3%	98.3%	737,326	8.29
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	100.0%	100.0%	100.0%	1,400,053	11.76
Shaw's Plaza (Windham)	Shaw's	2017	100.0%	—	66,698	57,632	124,330	—%	100.0%	75.0%	88.4%	88.4%	1,034,193	9.41
JFK Plaza	Hannaford, TJ Maxx	2016	100.0%	—	104,426	46,681	151,107	—%	100.0%	28.9%	78.0%	78.0%	786,801	6.67

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	114,765	91,441	206,206	—%	100.0%	79.9%	91.1%	91.1%	1,831,858	9.75
Mayfair Shopping Center	Planet Fitness, Dollar Tree	2016	100.0%	—	25,673	89,738	115,411	—%	—%	83.0%	64.6%	89.5%	1,336,312	17.94

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	113,764	168,764	—%	100.0%	72.0%	81.1%	81.1%	1,978,902	14.45

34

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2019	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	194,038	71,404	265,442	—%	85.6%	94.7%	88.0%	88.0%	3,114,777	13.33

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	115,973	115,071	231,044	—%	100.0%	78.5%	89.3%	89.3%	3,162,812	15.33

MIDWEST
Illinois
938 W. North Avenue	Sephora, Lululemon	2013	100.0%	31,762	—	—	31,762	100.0%	—%	—%	100.0%	100.0%	1,758,450	55.36
Lincoln Place	Kohl's, Marshall's, Ross	2017	100.0%	—	144,302	127,758	272,060	—%	100.0%	79.0%	90.1%	99.6%	2,880,983	11.75

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Michael Kors, Starbucks	2014	82.8%	100,440	—	—	100,440	85.3%	—%	—%	85.3%	85.3%	3,162,540	36.91

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	89,527	202,880	—%	100.0%	94.3%	97.5%	98.7%	2,885,669	14.59

WEST
California
146 Geary Street	─	2015	100.0%	11,436	—	—	11,436	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, L'Occitane, Bonobos	2015	90.0%	7,148	—	—	7,148	100.0%	—%	—%	100.0%	100.0%	708,846	99.17

Total - Fund IV				191,886	1,375,338	1,097,328	2,664,552	79.0%	93.3%	77.0%	85.5%	89.4%	$35,254,492	$15.47

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,240	224,223	—%	100.0%	98.2%	99.4%	99.4%	3,949,489	17.71

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	48,057	193,446	—%	100.0%	81.4%	95.4%	95.4%	2,173,428	11.78
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,916	142,988	252,904	—%	100.0%	97.5%	98.6%	98.6%	5,184,057	20.79

NORTHEAST
Connecticut
Tri-City Plaza	Price Chopper, TJ Maxx, HomeGoods	2019	90.0%	—	154,714	145,353	300,067	—%	100.0%	78.5%	89.6%	89.6%	3,777,338	14.05

SOUTHEAST

Florida
Palm Coast Landing	TJ Maxx, Petsmart, Ross Dress for Less	2019	100.0%	—	73,241	98,083	171,324	—%	100.0%	91.7%	95.3%	96.9%	3,208,161	19.65

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	78.0%	93.4%	100.0%	4,145,399	11.66
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	261,971	456,441	—%	100.0%	82.8%	90.1%	90.1%	5,491,806	13.35
35

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2019	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,715	463,725	—%	100.0%	78.9%	95.6%	95.6%	4,410,806	9.95

Georgia
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	95.6%	98.2%	98.2%	4,212,982	11.83

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,315	88,411	220,726	—%	100.0%	100.0%	100.0%	100.0%	4,787,167	21.69

Utah
Family Center at Riverdale	Target, Best Buy	2019	90.0%	—	165,550	262,278	427,828	—%	100.0%	94.6%	96.7%	96.7%	4,024,907	9.73

Total - Fund V				—	1,971,595	1,482,329	3,453,924	—%	100.0%	88.9%	95.2%	96.0%	$45,365,540	$13.79

TOTAL FUND PROPERTIES				199,419	3,704,265	2,857,948	6,761,632	78.7%	96.8%	79.2%	88.9%	92.4%	$94,673,746	$15.76

Acadia Share of Total Fund Properties				41,612	796,406	609,372	1,447,390	76.8%	97.1%	77.6%	88.3%	92.3%	$20,355,226	$15.93

__________

1.

Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

36

Fund Lease Expirations
Supplemental Report – June 30, 2019	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2019	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2020	—	—	—%	—	—	—%	2	729	2.2%	33,685	46.21	2.7%
2021	—	—	—%	—	—	—%	2	1,038	3.1%	43,984	42.37	3.5%
2022	—	—	—%	—	—	—%	3	1,330	4.0%	107,467	80.80	8.5%
2023	—	—	—%	—	—	—%	5	1,447	4.4%	111,546	77.09	8.8%
2024	—	—	—%	—	—	—%	1	755	2.3%	46,030	60.97	3.6%
2025	—	—	—%	—	—	—%	2	624	1.9%	54,724	87.70	4.3%
2026	—	—	—%	—	—	—%	1	110	0.3%	34,877	317.06	2.7%
2027	2	5,886	7.3%	389,298	66.14	16.9%	1	209	0.6%	10,672	51.06	0.8%
2028	1	254	0.3%	34,243	134.81	1.5%	1	6,125	18.5%	140,875	23.00	11.1%
Thereafter	5	74,936	92.4%	1,875,046	25.02	81.6%	6	20,771	62.7%	684,474	32.95	54.0%
Total	8	81,076	100.0%	$2,298,587	$28.35	100.0%	24	33,138	100.0%	$1,268,334	$38.27	100.0%

		44,285	Total Vacant					8,986	Total Vacant
		125,361	Total Square Feet					42,124	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	5	7,657	1.5%	$49,445	$6.46	0.6%	1	634	0.1%	$9,775	$15.42	0.1%
2019	10	4,537	0.9%	76,180	16.79	1.0%	13	10,925	1.7%	180,378	16.51	2.0%
2020	26	37,234	7.4%	408,160	10.96	5.3%	49	139,169	21.1%	1,643,715	11.81	18.1%
2021	37	68,463	13.6%	942,753	13.77	12.2%	50	71,807	10.9%	1,282,952	17.87	14.1%
2022	23	50,771	10.1%	634,428	12.50	8.2%	45	84,153	12.8%	1,222,444	14.53	13.5%
2023	24	54,138	10.7%	526,394	9.72	6.8%	36	67,590	10.3%	986,415	14.59	10.9%
2024	20	45,237	9.0%	769,948	17.02	10.0%	39	112,746	17.1%	1,538,270	13.64	17.0%
2025	23	27,244	5.4%	914,290	33.56	11.8%	12	49,558	7.5%	708,136	14.29	7.8%
2026	22	42,433	8.4%	974,518	22.97	12.6%	15	19,439	3.0%	396,811	20.41	4.4%
2027	15	25,181	5.0%	384,950	15.29	5.0%	5	40,119	6.1%	234,278	5.84	2.6%
2028	9	10,788	2.1%	189,465	17.56	2.5%	12	23,326	3.5%	403,192	17.29	4.4%
Thereafter	22	131,355	25.9%	1,846,672	14.06	24.0%	11	39,162	5.9%	464,735	11.87	5.1%
Total	236	505,038	100.0%	$7,717,203	$15.28	100.0%	288	658,628	100.0%	$9,071,101	$13.77	100.0%

		83,635	Total Vacant					32,604	Total Vacant
		588,673	Total Square Feet					691,232	Total Square Feet
__________

1.	Leases currently under month to month or in process of renewal
37

Development and Redevelopment Activity
Supplemental Report – June 30, 2019

				Est. SQFT				Acquisition & Development Costs
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Leased Rate	Key Tenants	Outstanding Debt	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	100.0%	Washington DC	2022	29,000	—	TBD	$—	$0.5	32.1	to	33.5	$32.6	to	$34.0
56 E Walton Street	100.0%	Chicago, IL	2019	8,874	—	TBD	—	10.5	0.0	to	1.0	10.5	to	11.5

FUND II
City Point Phase III	94.2%	Brooklyn, NY	2021	63,000	—	TBD	—	8.7	53.3	to	56.3	62.0	to	65.0

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	2021	180,000 - 200,000	—	TBD	—	17.5	32.5	to	42.5	50.0	to	60.0

FUND IV
110 University Place	100.0%	New York, NY	2022	46,000	—		—	11.2	9.4	to	13.8	20.6	to	25.0
717 N. Michigan Avenue	100.0%	Chicago, IL	2020	62,000	25.0%	Disney Store	56.7	108.9	11.1	to	18.6	120.0	to	127.5
							$56.7	$157.3	$138.4		$165.7	$295.7		$323.0
Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2020	241,000	90.0%	Target	$—	$181.9	$8.1	to	$18.1	$190.0	to	$200.0
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	100.0%	TBD	—	—	TBD		TBD	TBD		TBD
Mad River	100.0%	Dayton, OH	TBD	TBD	50.0%	TBD	—	—	TBD	to	TBD	TBD	to	TBD
							$—	$181.9	$8.1		$18.1	$190.0		$200.0
Pre-Stabilized:

CORE
613-623 West Diversey	100.0%	Chicago, IL	2019	29,778	76.1%	TJ Maxx, Blue Mercury	$—
							—
FUND II
City Point, Phase I and II	94.2%	New York, NY	2020	475,000	86.9%	Century 21, Target, Alamo Drafthouse	264.5

FUND III
Cortlandt Crossing	100.0%	Mohegan Lake, NY	2019	125,906	77.0%	ShopRite, HomeSense	31.9
640 Broadway	63.1%	New York, NY	2019	4,637	73.1%	Swatch	49.5
Nostrand Avenue	100.0%	Brooklyn, NY	2019	40,977	93.3%	─	9.8

FUND IV
Paramus Plaza	50.0%	Paramus, NJ	2019	150,660	74.1%	Ashley Furniture, Marshalls	18.9
210 Bowery	100.0%	New York, NY	2019	2,538	—	─	—
801 Madison	100.0%	New York, NY	2019	2,625	—	─	—
27 E 61st Street	100.0%	New York, NY	2019	4,177	—	─	—
1035 Third Avenue	100.0%	New York, NY	2019	7,617	58.7%	─	—
							$374.6

_________

38

Development and Redevelopment Activity
Supplemental Report – June 30, 2019

__________

1.	Ownership percentage represents the Core or Fund level ownership and not Acadia’s pro rata share.
2.	Incurred amounts include costs associated with the initial carrying value. Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$157.3
Projects in redevelopment or partial development	69.7
Deferred costs and other amounts	(15.8)

Total per consolidated balance sheet	$211.2

Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred

39

Important Notes
Supplemental Report – June 30, 2019

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson’s, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

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